UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA		90404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 30, 2010, ColFin JIH Funding, LLC (“ColFin JIH”, a wholly-owned subsidiary of Colony Financial, Inc. (the “Company”)), together with CDCF JIH Funding, LLC (“CDCF JIH”), a wholly-owned subsidiary of an investment fund managed by an affiliate of Colony Financial Manager, LLC, the Company’s external manager, acquired a performing second mezzanine loan with an unpaid principal balance of approximately $39 million (the “Mezz 2 Loan”), made to JER/Jameson Mezz Borrower II LLC (the “Mezz 2 Borrower”) as borrower. The purchase price for the Mezz 2 Loan was approximately $32 million, excluding transaction costs. The Company’s pro rata share of the purchase price was approximately $10.7 million (exclusive of the Company’s pro rata share of transaction costs), which represents a 33.3% ownership interest. The Mezz 2 Loan was part of a multi-tier financing secured by equity interests held by Mezz 2 Borrower, which indirectly owned and operated a portfolio of 103 limited service hotels (6,610 keys) located in twelve states across the Southeast and Midwest operated under the Jameson Inns and Signature Inns brands (the “Properties”).

On August 24, 2011, ColFin JIH and CDCF JIH (the “JIH Lenders”) acquired a nonperforming approximately $39 million first mezzanine loan (the “Mezz 1 Loan”) made to JER/Jameson Mezz Borrower I LLC (the “Mezz 1 Borrower”) at par value plus accrued interest thereon. The Mezz 1 Loan is senior in right to the Mezz 2 Loan and subordinate to approximately $160 million of mortgage debt encumbering the Properties. The Company’s pro rata share of the Mezz 1 Loan is approximately $13 million, which represents a 33.3% ownership interest. The Mezz 1 Loan is collateralized by a pledge of equity interests in the senior mortgage borrowers, entities that directly own the Properties, as well as the equity interests in the general partner of one of the senior mortgage borrowers. The remaining two-thirds interests in the Mezz 2 Loan and Mezz 1 Loan were purchased by CDCF JIH. Both mezzanine loans matured on August 9, 2011 and were nonperforming, with interest not being paid, but accruing at the default rate.

The JIH Lenders had initially intended to foreclose on their collateral (the “Foreclosure”) in October 2011. This was delayed due to the Mezz 2 Borrower filing for bankruptcy, which imposed an automatic stay on the JIH Lenders’ ability to exercise remedies. This was followed by bankruptcy filings by the Mezz 1 Borrower and by the direct owners of the assets, JER/Jameson Properties LLC, JER/Jameson NC Properties LP and its general partner, JER/Jameson GP LLC. On December 22, 2011, the JIH Lenders were successful in their motion to have the Mezz 2 Borrower’s bankruptcy filing dismissed and the automatic stay lifted, thereby permitting the consummation of the Foreclosure.

On January 9, 2012, the JIH Lenders completed the Foreclosure and submitted a successful credit bid of $5 million, following which the JIH Lenders assigned their rights as winning bidder to ColFin JIH Propco, LLC (“JIH Propco”), a wholly-owned subsidiary of the JIH Lenders. As a result, JIH Propco now owns 100% of the indirect equity interests in the entities that own and operate the Properties.

Item 9.01	Financial Statements and Exhibits.

(a)(1) Financial Business of Businesses Acquired.

To the extent necessary, the Company intends to file the financial statements relating to the acquisition described in Item 2.01 above under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)(1) Pro Forma Financial Information.

To the extent necessary, the Company intends to file pro financial statements relating to the acquisition described in Item 2.01 above under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

Forward-Looking Statements

This report may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-

looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, that may cause actual events and results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking and may impact the Company’s expectations regarding its financial condition and results of operations: the financial condition and results of operations of the Properties; the value of the Company’s investment in the Properties; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; and market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy.

All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future actions or performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 7, 2011, the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, filed with the SEC on May 10, 2011, August 8, 2011 and November 9, 2011, respectively, and other risks described in documents subsequently filed by the Company from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2012	COLONY FINANCIAL, INC.

	By:	/s/ Ronald M. Sanders
Ronald M. Sanders
Chief Legal Officer

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